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                               EXHIBIT 10(B)(22)


                                                                     68003/90066
                                                     (TMPI Working Capital Loan)


                       FIRST 1996 MODIFICATION AGREEMENT


         This First 1996 Modification Agreement ("Agreement") is executed to be effective (though not necessarily on) as of the 13th day of March, 1996 by and among TECNOL MEDICAL PRODUCTS, INC., a Delaware corporation ("Company"), NATIONSBANK TEXAS, N.A. ("Bank"), TECNOL, INC., a Delaware corporation ("Operating Company") [the successor by merger to TECNOL ORTHOPEDIC PRODUCTS, INC., a Delaware corporation ("Orthopedic"), POLYMED HOLDING INC., a Maryland corporation ("PHI"), POLY-MED INDUSTRIES, INC., a Maryland corporation ("Poly-Med"), and INMAN MEDICAL CORPORATION, a Delaware corporation ("Inman"), and the successor to substantially all of the assets and liabilities of ANAGO INCORPORATED, a Texas corporation in liquidation ("Anago")], TCNL TECHNOLOGIES, INC., a Delaware corporation ("Technology Company"), TECNOL INTERNATIONAL (V.I.), INC., a U.S. Virgin Islands corporation ("International"), LA ADA DE ACUNA S.A. ("La Ada"), TECNOL CONSUMER PRODUCTS, INC., a Delaware corporation ("Consumer"), TECNADYNE SCIENTIFIC INCORPORATED, a Florida corporation ("Tecnadyne"), and TECNOL NEW JERSEY WOUND CARE, INC., a New Jersey corporation ("Wound Care") (Operating Company, Technology Company, International, La Ada, Consumer, Tecnadyne, and Wound Care are together called the "Subsidiaries").

                                R E C I T A L S:

         WHEREAS, as of November 15, 1993 Bank and the Company executed and delivered that certain Third Amended and Restated Loan Agreement (as amended and modified from time to time, the "Loan Agreement"). All capitalized terms used herein shall have the same meaning assigned to those terms in the Loan Agreement, unless otherwise defined herein to the contrary.

         WHEREAS, the Loans are guaranteed pursuant to the Guaranty Agreement (together with the Guaranty Agreements executed by La Ada, Consumer, Tecnadyne, and Wound Care, the "Guaranty") dated as of November 15, 1993 executed by Orthopedic, International, Anago, Technology Company, Operating Company, PHI, Poly-Med, Inman, a Guaranty Agreement dated as of March 15, 1995 executed by Consumer and Tecnadyne, and a Guaranty Agreement dated as of December 5, 1995 executed by Wound Care.

         WHEREAS, the Company previously requested that Bank consent to the merger of Orthopedic, Inman, PHI and Poly- Med into Operating Company and the liquidation of
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substantially all of the assets and liabilities of Anago and Bank has agreed to such request subject to the terms and conditions of the Consent Agreement dated as of June 30, 1994 among the parties to this Agreement, other than Consumer, Tecnadyne and Wound Care.

         WHEREAS, Bank, the Company, Operating Company, Technology Company, International and La Ada executed and delivered a Modification Agreement dated as of July 1, 1994 to reflect additional interest rate options and margins to the Company, and the Company has executed three amended and restated promissory notes to reflect such options.

         WHEREAS, Bank, the Company, Operating Company, Technology Company, International, and La Ada executed and delivered a 1995 Modification Agreement dated as of March 15, 1995 to increase the Working Capital Loan and make certain other modifications to the Loan Agreement, and the Company executed an amended and restated Working Capital Note to reflect such increase.

         WHEREAS, Bank, the Company, the Operating Company, Technology Company, International, La Ada, Consumer and Tecnadyne executed and delivered a Second 1995 Modification Agreement dated as of May 8, 1995 to further increase the Working Capital Loan and to further amend and modify certain covenants contained in the Loan Agreement, and the Company executed an amended restated Working Capital Note to reflect such increase.

         WHEREAS, Bank, the Company and the Subsidiaries executed and delivered a Third 1995 Modification Agreement dated as of December 5, 1995 in connection with a new $5,500,000 Reducing Revolver Loan to the Company.

         WHEREAS, the Company has requested the Bank to extend the term of Working Capital Loan, and the Company and Bank desire to amend the Loan Agreement to reflect such extension.

                               A G R E E M E N T:

         NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and confessed, the undersigned hereby agrees as follows:


         1. Bank and the Company hereby agree the commitment to lend for the Working Capital Loan set forth in Section 2.7 of the Loan Agreement is hereby extended to March 12, 1997.

         2. The Company and the Subsidiaries (together, the "Tecnol Parties") jointly and severally represent and warrant to Bank that the execution and delivery of this Agreement and the consummation of the transactions described herein (a) has been duly authorized by all necessary action by the Tecnol Parties, as the case may be, and (b) does not violate or create any default under the articles of incorporation, bylaws, promissory notes, deeds of trusts, mortgages, security agreements, lien instruments, lease covenants, conditions, easements, rights-of-way, franchises,





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permits, licenses or other contracts of any of the Tecnol Parties (after giving effect to the consents herein and other consents being obtained contemporaneous herewith) that would have a material adverse effect on the business or operations of the Tecnol Parties or which would affect the enforceability of any of the Loan Documents. The Subsidiaries each further represent and warrant to Bank that the Guaranty Agreements executed by them shall remain valid and binding upon them.

         3. The Company further covenants and warrants that there are no defenses, claims, counterclaims or offsets to the Loans or the Loan Agreement or the performance of the obligations of Company thereunder, and the Notes and sums due and owing in connection therewith and the other documents are in full force and effect.

         4. Bank acknowledges, that the best of its knowledge, there are no defaults by the Tecnol Parties under the Loan Agreement, the Guaranty, or the other Loan Documents after giving effect to the terms of this Agreement.

         5. Company agrees to pay all costs incurred in connection with the execution and consummation of this Agreement, including, without limitation, the fees and expenses of Bank's counsel.

         6. THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH, AFTER GIVING EFFECT HERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN TEXAS.

         7. The Loan Agreement, Notes, the Guaranty and the other Loan Documents executed in connection therewith shall remain in full force and effect, after giving effect to the terms of this Agreement and the transactions described herein. Except as specifically set forth herein, nothing herein contained shall constitute a waiver or consent by the Bank to any event, transaction, or circumstances, which, with notice or lapse of time or both, would constitute a default under the Loans and/or the Loan Agreement.

         8. The Subsidiaries, as guarantors of the obligations of the Company to Bank arising under the Loans and the Loan Agreement, acknowledge and consent (a) to the terms of this Agreement, and agree that the extension of the Working Capital Loan by the Bank to the Company has not and will in no way change, modify or affect their obligations under the Guaranty, or any other Guaranty Agreement of the Loans and the Loan Agreement executed by them; (b) that the Guaranty is in full force and effect; and (c) there are no claims, counterclaims, offsets or defenses to the Guaranty or to the performance of their obligations thereunder.

         9. THIS WRITTEN AGREEMENT, THE LOAN AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH





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REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED
BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         10. This Agreement may be executed by facsimile transmission and in several counterparts, all of such executed counterparts shall constitute the same agreement.

         EXECUTED as of the date first written above.

                               NATIONSBANK OF TEXAS,
                               N.A., a national banking association


                               By: /s/ Rachel R. Johnston
                                  ---------------------------------------------
                               Name:   Rachel R. Johnston
                                    -------------------------------------------
                               Title:  Vice President
                                     ------------------------------------------


                               TECNOL MEDICAL PRODUCTS, INC., a
                               Delaware corporation


                               By: /s/ David Radunsky
                                  ---------------------------------------------
                               Name:   David Radunsky
                               Title:  Chief Operating Officer


                               TECNOL, INC., a Delaware corporation (the successor by merger to Orthopedic, Poly-Med, PHI and Inman and the successor by liquidation to Anago)


                               By: /s/ David Radunsky
                                  ---------------------------------------------
                               Name:  David Radunsky
                               Title:  Chief Operating Officer





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                               TCNL TECHNOLOGIES, INC., a Delaware
                               corporation


                               By: /s/ Kenneth J. Kubachi
                                  ---------------------------------------------
                               Name:  Kenneth J. Kubachi
                               Title:  Vice President


                               TECNOL INTERNATIONAL (V.I.) INC.,
                               a U.S. Virgin Islands corporation


                               By: Van Hubbard
                                  ---------------------------------------------
                               Name: Van Hubbard
                                    -------------------------------------------
                               Title: Secretary
                                     ------------------------------------------


                               LA ADA DE ACUNA S.A., a Mexican
                               corporation


                               By: /s/ David Radunsky
                                  ---------------------------------------------
                               Name: David Radunsky
                                    -------------------------------------------
                               Title: Secretary
                                     ------------------------------------------


                               TECNOL CONSUMER PRODUCTS, INC.,
                               a Delaware corporation


                               By:   /s/ David Radunsky
                                   --------------------------------------------
                               Name:  David Radunsky
                               Title:  Chief Operating Officer


                               TECNADYNE SCIENTIFIC INCORPORATED,
                               a Florida corporation


                               By: /s/ David Radunsky
                                  ---------------------------------------------
                               Name:  David Radunsky
                               Title:  Chief Operating Officer





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                               TECNOL NEW JERSEY WOUND CARE, INC., a
                               New Jersey corporation


                               By: David Radunsky
                                  ---------------------------------------------
                               Name:  David Radunsky
                               Title:  Chief Operating Officer





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